UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 3, 2005
Date of Report (Date of Earliest Event Reported):

ABAXIS, Inc.
 (Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)

3240 Whipple Road
Union City, CA 94587
(Address of principal executive offices, including zip code)

(510) 675-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On January 31, 2005, Abaxis, Inc., (the “Company”) conducted a regularly scheduled conference call to discuss its financial results for the fiscal quarter ended December 31, 2004 and certain other information.  The Company also responded to questions.

          The Company is furnishing the transcript of the conference call to the Commission pursuant to the instructions to Item 2.02 of Form 8-K.  A copy of the transcript is attached hereto as Exhibit 99.1.  This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

          (c)          Exhibits.

          The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Transcript of Abaxis, Inc. Earnings Conference Call on January 31, 2005, 4:15 p.m. EST.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABAXIS, INC.

Date: February 3, 2005	By:	/s/ ALBERTO SANTA INES

Alberto Santa Ines
Vice President, Finance and
Chief Financial Officer

ABAXIS, INC.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of Abaxis, Inc. Earnings Conference Call on January 31, 2005, 4:15 p.m. EST.